UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Elevation Oncology, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40523	84-1771427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Federal Street, Suite 1900 Boston, Massachusetts (Address of Principal Executive Offices)		02110 (Zip Code)

(716) 371-1125

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ELEV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 13, 2025, Elevation Oncology, Inc. (the “Company”) issued a press release announcing program updates and upcoming milestones. The Company announced that, with respect to its ongoing Phase 1 clinical trial of EO-3021, a Claudin 18.2 antibody-drug conjugate (“ADC”): (i) patient dosing is ongoing in the combination portion of the trial, which evaluates EO-3021 in combination with dostarlimab, a PD-1 inhibitor, in the first line setting and with ramucirumab, a VEGFR2 inhibitor, in the second line setting; (ii) the Company expects to report initial data from the combination cohorts in the fourth quarter of 2025 or the first quarter of 2026; (iii) as of January 2025, the Company has implemented prospective Claudin 18.2 expression testing as part of the patient screening process for the monotherapy dose expansion portion, focusing enrollment on patients with ≥25% of tumor cells at IHC 1+/2+/3+; and (iv) the Company plans to report additional safety and efficacy data from the monotherapy dose escalation and expansion portions in the first half of 2025.

The Company also announced that, with respect to EO-1022, a HER3 ADC, the Company expects to present preclinical data in the first half of 2025 and to file an Investigational New Drug application in 2026. In addition, the Company announced that it expects that its cash, cash equivalents and marketable securities as of September 30, 2024 will be sufficient to fund its current operations into 2026.

This current report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated clinical and preclinical development activities, expected timing of announcements of clinical and preclinical results and the Company’s expectations about its cash runway. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “will,” “would,” and other words and terms of similar meaning. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Further information on potential risk factors that could affect the Company’s business and financial results are detailed in its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the Securities and Exchange Commission (“SEC”), and its other reports as filed with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevation Oncology, Inc.

Date: January 13, 2025	By:	/s/ Tammy Furlong
Tammy Furlong
Chief Financial Officer